Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. _)

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FRANKLIN TEMPLETON GLOBAL TRUST

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TEMPLETON HARD CURRENCY FUND

(a series of Franklin Templeton Global Trust)

A Special Meeting of Shareholders of Templeton Hard Currency Fund (the “Fund”), the sole series of Franklin Templeton Global Trust (the “Trust”), will be held on July 29, 2016, to vote on several important proposals that affect the Fund.  Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund.  The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or the form before mailing it in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

If you have any questions before you vote, please call Boston Financial Data Services, our proxy solicitor, at [______] ([____] a.m.- [____] p.m., Eastern time, [Monday] through [Friday], and [____]a.m.- [____]p.m., Eastern time, [Saturday]).  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals for the Fund. The proposals are described in greater detail in the enclosed proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

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Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on each of the proposals. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders of the Fund are being asked to vote on the following proposals:

1.            To approve modifications to the Fund’s current fundamental investment goal.

2.            To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

3.            To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.            To elect a Board of Trustees.

Has the Board approved the proposals?

Yes. The Board has unanimously approved each proposal and recommends that you vote to approve each proposal for the Fund.

1.            To approve modifications to the Fund’s current fundamental investment goal.

Why am I being asked to approve modifications to the Fund’s investment goal?

The Fund’s current investment goal is “to protect against depreciation of the U.S. dollar relative to other currencies.” As a result, the Fund has held only “long” positions in certain foreign currencies against the U.S. dollar. This means that the Fund is generally only able to gain from its foreign currency exposure when the value of the foreign currency purchased by the Fund appreciates against the U.S. dollar. The Fund’s current investment goal has constrained the Fund’s ability to seek returns when the U.S. dollar is strengthening against foreign currencies, which has negatively impacted the Fund’s performance.  In response to changing market conditions and evolving investor needs, the Board and Franklin Advisers, Inc. (the “Investment Manager”) are proposing to reposition the Fund as a global currency fund that seeks total return through investments that create exposure to global currencies. However, the Fund’s investment goal is classified as a fundamental policy and may not be amended without shareholder approval. Therefore, the Board is recommending that shareholders approve changing the Fund’s investment goal to “to seek total return through investments that create exposure to global currencies.”  Such changes to the Fund’s investment goal would enable the Fund to be repositioned to seek returns not just when the U.S. dollar is depreciating, but also when the value of the U.S. dollar is rising relative to various foreign currencies.

What effect will changing the Fund’s investment goal have on the Fund?

The Board and the Investment Manager are recommending changing the Fund’s investment goal so that the Fund can pursue a more flexible, global currency strategy. To implement the proposed changes to the Fund’s investment goal, the Investment Manager has proposed, and the Board has approved, the following changes, subject to shareholder approval of the revised investment goal: i) changing the Fund’s name to “Templeton Global Currency Fund” to reflect the Fund’s proposed broader global currency investment mandate; and ii) changing certain principal investment strategies of the Fund, including changing the Fund’s policy to invest, under normal market conditions, at least 80% of its net assets in investments denominated in hard currencies, and increasing the Fund’s authority to use derivative instruments.

If the proposed changes to the Fund’s investment goal are adopted, the repositioned Fund will pursue its new investment goal by investing, under normal market conditions, at least 80% of its net assets in securities and other investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments.

Q&A

1

2.            To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

What is a fundamental investment policy and why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

A fundamental policy is a policy that may only be changed with shareholder approval.  The Fund’s investment goal is currently classified as a fundamental policy.  However, the federal securities laws do not require a fund’s investment goal to be a fundamental policy.  Many investment companies do not to designate their investment goals as fundamental policies, and new funds recently launched by Franklin Templeton Investments generally designate their investment goals as non-fundamental.  Because obtaining shareholder approval is time consuming and costly, the Board is recommending that the Fund’s investment goal be reclassified from a fundamental policy to a non-fundamental policy so that the Fund has the flexibility to modify its investment goal without incurring the costs associated with seeking shareholder approval if, in the future, the Board believes that it is beneficial to the Fund and its shareholders to amend its investment goal as a result of competitive, regulatory, market or other changes.

What effect will reclassifying the Fund’s investment goal as non-fundamental have on the management of the Fund?

If the reclassification is approved, should the Board and the Investment Manager in the future determine that the Fund’s investment goal no longer serves the best interests of shareholders, the Board could authorize changes to the Fund’s investment goal upon 60 days’ advance notice to shareholders.

3.            To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Investment Manager, subject to Board approval, to appoint and replace subadvisers that are affiliated or unaffiliated with Franklin Templeton Investments without obtaining prior shareholder approval (the “Manager of Managers Structure”).  The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the Investment Manager by the Fund.   The Manager of Managers Structure is not currently expected to be used for the Fund because the Investment Manager does not anticipate any near-term changes to the Fund’s portfolio managers.  However, as the use of the Manager of Manager Structure requires shareholder approval, the Board determined to seek such approval in connection with this special shareholder meeting, which was called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.            To elect a Board of Trustees.

Who are the current trustees and who are the nominees?

The Franklin Templeton Investments fund complex has a number of separate boards. Most of the current trustees and nominees serve on several boards.  The current Board is composed of the following trustees: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson, John B. Wilson, Gregory E. Johnson and Rupert H. Johnson, Jr. (each a “Trustee” and collectively, the “Trustees”). The nominees proposed to serve as trustees of the Trust are Harris J. Ashton, Ann Torre Bates, Frank J. Crothers, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos, Robert E. Wade, Gregory E. Johnson, and Rupert H. Johnson, Jr. (each a “Nominee” and collectively, the “Nominees”).  Management is recommending that the oversight of the Fund be shifted from the current Board to the board composed of the Nominees so that the Franklin Templeton funds managed by the Templeton Global Macro team, including the Fund, are overseen by the same trustees.

Q&A

2

What role does the Board play?

The Board has the responsibility for looking after the interests of the Fund’s shareholders.  As such, the Board has an obligation to serve the best interests of shareholders in providing oversight of the Fund, including approving policy changes. In addition, the Board, among other things, reviews the Fund’s performance, oversees the Fund’s activities, and reviews contractual arrangements with service providers of the Fund.

What is the affiliation of the Nominees and Franklin Templeton Investments?

The Board is currently, and is proposed to continue to be, composed of over 75% “independent” trustees and two “interested” trustees.  Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the Franklin Templeton funds or with Franklin Templeton Investments as fund management.  Independent trustees have no affiliation with Franklin Templeton Investments and are compensated by the Fund.

5.            Who is Boston Financial Data Services?

Boston Financial Data Services (the “Solicitor”) is a company that the Fund has hired to call shareholders and record proxy votes. The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments.  In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as “quorum”) must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind them to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the shareholder meeting does not have to be adjourned or postponed.

6.            How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date.  The record date is April 11, 2016.

7.            How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope.  If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor at [______].

8.            How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card or voting instruction form.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A

3

TEMPLETON HARD CURRENCY FUND

(a series of Franklin Templeton Global Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Templeton Hard Currency Fund (the “Fund”), the sole series of Franklin Templeton Global Trust (the “Trust”), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, 94403-1906 on Friday, July 29, 2016, at 2:00 p.m., Pacific time.  The enclosed materials discuss the proposals (the “Proposals”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund in which you invested.  If you specify a vote on any of the Proposals, your proxy will be voted as you indicate.  If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s).  If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted “FOR” each Proposal.

We urge you to review carefully the Proposals described in the proxy statement.  Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote.  When shareholders return their proxies promptly, additional costs of having to conduct additional mailings may be avoided.  PLEASE COMPLETE, SIGN AND RETURN your proxy card or voting instruction form.

We welcome your comments.  If you have any questions or would like to quickly vote your shares (if eligible), call Boston Financial Data Services, our proxy solicitor, [toll-free] at [___________].  Agents are available [___] a.m. – [___]p.m., Eastern time, Monday through Friday[, and [___] a.m. – [___]p.m., Eastern time, Saturday].

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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TEMPLETON HARD CURRENCY FUND

(a series of Franklin Templeton Global Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Templeton Global Trust (the “Trust”), on behalf of Templeton Hard Currency Fund (the “Fund”), has called a Special Meeting of Shareholders of the Fund (the “Meeting”), which will be held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California, 94403-1906 on Friday, July 29, 2016 at 2:00 p.m., Pacific time.

During the Meeting, shareholders of the Fund will be asked to vote on the following proposals:

1.            To approve modifications to the Fund’s current fundamental investment goal.

2.            To approve the reclassification of the Fund’s fundamental investment goal from a fundamental policy to a non-fundamental policy.

3.            To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.            To elect a Board of Trustees.

5.            To transact such other business, if any, as may properly come before the Meeting.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President and Secretary

[_________], 2016

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON July 29, 2016

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at [INSERT WEBSITE ADDRESS].  The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares (if eligible), or wish to obtain directions to be able to attend the Meeting and vote in person, please call Boston Financial Data Services, our proxy solicitor, [toll free] at [________].

PROXY STATEMENT

TABLE OF CONTENTS

♦ THE PROPOSALS

PROPOSAL 1:          TO APPROVE MODIFICATIONS TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT GOAL.......................................................... 3

PROPOSAL 2:          TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT GOAL FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY................................................................................................................... 6

PROPOSAL 3:          TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL............................................................................. 7

Exhibit A                       Nominating Committee Charter……………………………………………                                        …A-1

Exhibit B                       Outstanding Shares and Classes of the Fund as of THE RECORD DATE (April 11, 2016)……..…………………....................................................... .B-1

Exhibit C                       Principal Holders of Fund Shares as of THE RECORD DATE (April 11, 2016)…………………………………….............................................................. .C-1

TEMPLETON HARD CURRENCY FUND

(a series of Franklin Templeton Global Trust)

PROXY STATEMENT

♦ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of Franklin Templeton Global Trust (the “Trust”), on behalf of Templeton Hard Currency Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on Friday, July 29, 2016 (the “Meeting”), have requested your vote on several matters (the “Proposals”).

Who is eligible to vote?

Shareholders of record at the close of business on Monday, April 11, 2016 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjourned Meeting.  Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to the Fund presented at the Meeting.  The Notice of Special Meeting of Shareholders, the proxy card and the proxy statement were first mailed to shareholders of record on or about [_________], 2016.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.            To approve modifications to the Fund’s current fundamental investment goal.

2.            To approve the reclassification of the Fund’s fundamental investment goal from a fundamental policy to a non-fundamental policy.

3.            To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

4.            To elect a Board of Trustees.

How does the Board recommend that I vote?

The Board, on behalf of the Fund, unanimously recommends that you vote:

1.            FOR the approval of modifications to the Fund’s current fundamental investment goal;

2.            FOR the approval of the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy;

3.            FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; and

4.            FOR the election of all nominees as trustees of the Trust.

How do I ensure that my vote is accurately recorded?

You may submit your proxy in one of four ways:

•        By Internet (if eligible).  The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•        By Telephone (if eligible).  The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card or voting instruction form.

•        By Mail. Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided.

•        In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact Boston Financial Data Services, the proxy solicitor (the “Solicitor”), [toll-free] at [INSERT SOLICITOR PHONE NUMBER].  Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on any of the Proposals, your proxy will be voted as you indicate.  If you specify a vote on one or more Proposals but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s).  If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your proxy will be voted “FOR” each Proposal.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “legal proxy” from your broker and present it to the Inspector of Elections at the Meeting.  Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.  Seating is very limited.  Shareholders without proof of ownership and identification will not be admitted. ♦  THE PROPOSALS

PROPOSAL 1:       TO APPROVE MODIFICATIONS TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT GOAL

The Board unanimously recommends that the shareholders of the Fund approve changing the Fund’s current fundamental investment goal to read as follows: to seek total return through investments that create exposure to global currencies.

Why am I being asked to approve modifications to the Fund’s fundamental investment goal?

               The Fund’s current investment goal is “to protect against depreciation of the U.S. dollar relative to other currencies.” The Fund seeks to achieve its current investment goal by investing, under normal market conditions, at least 80% of its net assets in investments denominated in “hard currencies.”  In accordance with the focus of the Fund’s current investment goal, the Fund has historically only held “long” positions in various foreign currencies against the U.S. dollar. As a result, the Fund is generally only able to achieve gains from its foreign currency exposure when the value of the foreign currency it has purchased appreciates relative to the U.S. dollar.  This one-directional currency strategy has limited the Fund’s ability to respond to changes in the relative strengths of various global currencies and the U.S. dollar and has had a negative impact on the Fund’s overall relative and absolute performance, especially during the past few years as the U.S. dollar strengthened globally.  Additionally, Franklin Advisers, Inc. (the “Investment Manager”) believes that investors generally have shown increased interest in currencies as a separate asset class in the context of an overall portfolio asset allocation strategy, as currencies have historically shown low correlation to other asset classes. Further, currency markets recently have exhibited greater volatility as the divergence of monetary policy by major central banks has become more pronounced.

In response to these changing conditions, the Investment Manager has recommended to the Board, and the Board has approved, the repositioning of the Fund as a global currency fund with an investment goal of seeking total return by investing in securities and investments that create exposure to global currencies.  Because the Fund’s investment goal is a fundamental policy, which means it cannot be changed without shareholder approval, the Board is recommending that shareholders of the Fund approve changes to the Fund’s investment goal in connection with the repositioning of the Fund as a global currency fund seeking total return.

               The proposed changes to the Fund’s investment goal would enable the Fund to be repositioned to seek returns not just when the U.S. dollar is weakening compared to other currencies, but also when the U.S. dollar is strengthening.  Additionally, the repositioned Fund would have the flexibility to invest in, or enter into investment positions denominated in, currencies of any country, rather than just “hard” currencies.  Further, the repositioned Fund would be able to take both “long” and “short” positions in any currency (i.e., the repositioned Fund would have the flexibility to pursue a “two-directional currency strategy”).  A more unconstrained, global currency strategy would also provide the Investment Manager with greater flexibility to hedge against currency volatility.

What are the proposed modifications to the Fund’s investment goal?

The Fund’s investment goal is proposed to be changed as follows:

Current Investment Goal	Proposed Investment Goal
To protect against depreciation of the U.S. dollar relative to other currencies.	To seek total return through investments that create exposure to global currencies.

What effects will changing the Fund’s investment goal have on the Fund?

               If the proposed changes to the Fund’s investment goal are approved by shareholders, the repositioned Fund will pursue its new investment goal by investing, under normal market conditions, at least 80% of its net assets in securities and investments that create exposure to currencies of any country, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments.

Subject to shareholder approval of Proposal 1, the Board has also approved (i) the removal of the Fund’s current non-fundamental investment restriction that prevents it from exposing more than 50% of its total assets to any one foreign currency; and (ii) the removal of the current restrictions of (a) maintaining a weighted average portfolio maturity of 120 days or less; (b) only buying money market instruments with effective maturities of one year or less at the time of purchase; and (c) only buying money market instruments the Investment Manager considers either comparable in quality to instruments rated in the top two ratings by U.S. nationally recognized rating services or issued by companies with an outstanding unsecured debt issue rated in the top two ratings.  With respect to the Fund’s investments in any one foreign currency, although the Investment Manager does not currently anticipate that the repositioned Fund would normally have more than 50% of its total assets exposed to any one foreign currency, the removal of such restriction would provide the Investment Manager additional flexibility in managing the Fund’s currency exposure in the event of certain market movements or other unforeseen circumstances.  With respect to the Fund’s investments in debt instruments, the removal of the current restrictions would allow the repositioned Fund to invest in instruments of any maturity or credit quality, including those rated below investment grade or, if unrated, of comparable quality (often referred to as “junk” instruments), so that the repositioned Fund can also gain exposure to a wider spectrum of currencies, especially those of emerging market countries.

               The changes to the Fund’s investment goal and principal investment strategies would permit the Fund to operate as a global currency fund and to invest without limitation across developed and emerging market currencies. Pursuant to this proposed additional investment authority, the repositioned Fund could have significant positions in investments that create exposure to the currencies of particular countries and would no longer be required to invest primarily in investments denominated in hard currencies.  For purposes of pursuing its new investment goal, the repositioned Fund would regularly use various currency related derivative instruments, principally currency forwards (as it does currently) and currency futures (newly approved for the repositioned Fund) for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular currencies in more efficient or less expensive ways and/or hedging and, as a result, may have net long or net negative (short) exposure to selected currencies.  In contrast, the Fund currently may only obtain net long exposure to currencies, principally hard currencies.

In addition to the proposed changes to the Fund’s investment goal and principal investment strategies, the Board has approved changing the Fund’s name to “Templeton Global Currency Fund” to reflect the Fund’s proposed broader global currency investment mandate. These changes to the Fund’s name and principal investment strategies are contingent upon shareholder approval of Proposal 1.

Will the principal risks of investing in the Fund change if Proposal 1 is approved?

               If the proposed changes to the Fund’s investment goal are approved, the repositioned Fund would have the ability to invest a greater portion of its assets in instruments that may involve additional risks, including currencies of emerging market countries, lower credit quality debt instruments and derivative instruments that create exposure to currencies of emerging market countries.  Although the proposed changes would allow for greater use of derivative instruments that may involve additional risks, the proposed changes to the Fund’s investment goal and principal investment strategies would enable the Fund to gain exposure to a wider spectrum of currencies, which would provide the Investment Manager with greater flexibility to manage the Fund’s currency exposures on behalf of shareholders.  The Investment Manager believes that the added flexibility of the expanded investment universe would allow for better diversification than the current investment mandate permits.

               As discussed above, if Proposal 1 is approved for the Fund, the repositioned Fund would be permitted to invest without limitation across developed and emerging market currencies and could, as a result, have more exposure to currencies of emerging market countries.  Investments in instruments that create exposure to currencies of emerging market countries are subject to all of the risks of foreign investing generally, and also involve additional risks associated with a lack of established legal, political, business and social frameworks to support securities markets in such countries, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.  Because of these factors, the repositioned Fund’s investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.  To the extent the repositioned Fund invests a greater portion of its assets in instruments denominated in currencies of emerging markets, these risks may be heightened.

               With respect to investments in debt instruments, under the modified principal investment strategies, the repositioned Fund would have increased ability to invest in instruments of lower credit quality and instruments with longer maturities, which could subject the Fund to increased credit and interest rate risks.  Interest Rate risk is the risk that when interest rates rise, debt security prices generally fall. In general, securities with longer maturities or durations are more sensitive to these interest rate changes.  Credit risk is the risk that an issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part.  Changes in an issuer’s financial strength or in a security’s credit rating may also affect a security’s value.  Issuers of junk instruments are not as strong financially as those issuing higher credit quality debt securities.  Junk instruments are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due.  To the extent the repositioned Fund invests a greater amount of its portfolio in junk instruments pursuant to its new investment authority, the Fund will be subject to increased risks associated with such instruments.

               Although the use of currency futures in addition to its continued use of currency forwards is not expected to increase the overall risks associated with investing in the repositioned Fund, the modified principal investment strategies would allow for greater use of derivative instruments, which the Investment Manager believes to be necessary to manage the proposed increased flexibility and broader investment mandate for the repositioned Fund. Investments in derivative instruments are subject to certain risks.  Specifically, the performance of derivative instruments depends largely on the performance of an underlying currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks.  Derivatives also involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment.  Other risks of derivatives include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant.  If the Investment Manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager did not use such derivative instruments at all.  Derivatives also may present the risk that the other party to the transaction will fail to perform.  To the extent that the repositioned Fund utilizes currency related derivatives to a greater extent in implementing its new investment goal and strategies, these risks will increase for the repositioned Fund.

Will the Fund’s investment management team change if Proposal 1 is approved?

               No change to the Fund’s current portfolio management team, Michael Hasenstab and Sonal Desai, is contemplated in connection with the proposed changes to the Fund’s investment goal, name and principal investment strategies. The Fund’s service providers, including the Investment Manager, and their fees, will also remain the same following the repositioning of the Fund, if approved.

What is the required vote on Proposal 1?

               Proposal 1 must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act of 1940, as amended (the “1940 Act”).  The vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the Fund (a “1940 Act Vote”).

               If Proposal 1 is not approved by shareholders of the Fund, then the Fund will continue to be managed in accordance with its current investment goal, and the Board will consider what steps to take with respect to the ongoing management of the Fund.  If approved by shareholders of the Fund, the proposed investment goal would become effective on or about August 19, 2016.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:       TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT GOAL FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

               The Board unanimously recommends that the shareholders of the Fund approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

Why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

               The Board is recommending that the Fund’s investment goal be changed from a “fundamental policy,” which requires shareholder approval of any changes, to a non-fundamental policy, which means that the policy can be changed by the Board without shareholder approval, upon at least 60 days’ advance notice to shareholders.  The Fund is not required to designate its investment goal as fundamental under the 1940 Act or the rules, guidance and interpretations issued thereunder. Many other funds in the Franklin Templeton Investments complex do not classify their investment goals as fundamental, and new funds recently introduced by Franklin Templeton Investments have generally classified their investment goals as “non-fundamental” to provide the funds with the flexibility to modify their investment goals should changes in competitive, regulatory, market or other conditions warrant such a modification. In the case of Proposal 1, although the Board has determined that changing the Fund’s investment goal to allow the Fund to operate as a global currency fund would be beneficial to the Fund and its shareholders, the Fund must incur the costs of seeking shareholder approval because the Fund’s investment goal is currently a fundamental policy.  If approved by shareholders of the Fund, the additional flexibility afforded by Proposal 2 will enable the Fund to avoid a similar situation like this and avoid the delay and expenses of seeking shareholder approval in the future, should the Board determine that a change to the Fund’s investment goal is in the best interest of the Fund and its shareholders.  Therefore, the Board is recommending that the Fund’s fundamental investment goal be reclassified as non-fundamental.

What is the required vote on Proposal 2?

               To reclassify the Fund’s investment goal as non-fundamental, Proposal 2 must be approved by shareholders of the Fund by a 1940 Act Vote.  If Proposal 2 is not approved by the Fund’s shareholders, then the Fund’s investment goal would remain “fundamental” so that it could only be amended in the future with shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 2

PROPOSAL 3:       TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

               Pursuant to an investment management agreement between the Fund and the Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Board.

               The Investment Manager is indirectly owned by Franklin Resources, Inc. (“Resources”).  Many of Resources’ subsidiaries that provide investment management services (each, an “Investment Manager Affiliate” and collectively, the “Investment Manager Affiliates”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes.  Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters.  Depending on the strategy for a particular fund, the fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to fund shareholders the full benefit of the global resources of Resources.  Alternatively, a fund’s investment manager may wish to provide the fund with the skill and expertise of a subadviser that is not affiliated in any way with Resources or the fund’s investment manager.

               Applicable provisions of the 1940 Act require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders.  The Securities and Exchange Commission (the “SEC”), however, has issued an exemptive order (the “Order”) to the Investment Manager that permits the Investment Manager, and any Investment Manager Affiliates, and any existing or future registered open-end investment company or series advised by the Investment Manager or any Investment Manager Affiliates to hire or replace subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the independent trustees, and certain other conditions.  In the case of the Fund, the Order would allow the Investment Manager to hire or replace, without shareholder approval, subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned by Resources), and subadvisers that are not affiliated with the Investment Manager in any way (the “Manager of Managers Structure”).  Before the Fund may rely on the Order, however, the Fund’s use of the Manager of Managers Structure must be approved by shareholders of the Fund by a 1940 Act Vote.

Why am I being asked to vote on Proposal 3?

               The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which otherwise was called to vote on the changes to the Fund’s fundamental investment goal and the other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), determines that the use of the Manager of Managers Structure is in the best interests of the Fund.  The process of seeking shareholder approval could cause delays in executing changes that the Board and the Investment Manager have determined are in the best interests of the Fund.  Seeking shareholder approval also typically involves additional expenses, such as hiring a proxy solicitor.

               Under the Manager of Managers Structure, upon receiving the approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Investment Manager could immediately manage the Fund’s assets.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.  Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure.

               The Investment Manager currently does not intend to use the Manager of Managers Structure to add subadvisers for the Fund.  However, as noted above, Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world.  From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or the Investment Manager may believe that it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate.  If Proposal 3 is approved, in which case the Fund would be permitted to rely on the Order, such investment management changes could be effected with Board approval alone without the need to spend the time and expenses associated with obtaining shareholder approval.

How will the Manager of Managers Structure operate?

               Under the Manager of Managers Structure, the Investment Manager will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval.  However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

               Under the Manager of Managers Structure, the Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, the Order requires the Investment Manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions. In addition, subject to the review by the Board, the Investment Manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of the Investment Manager or material changes to the Fund’s investment management agreement will remain subject to prior shareholder approval.

               If the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would, without shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expenses to the Fund; (2) permit the Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

How does Proposal 3 affect my fees as a shareholder of the Fund?

               Approval of Proposal 3 will not affect your fees as a shareholder of the Fund.  The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund.  Further shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

How does Proposal 3 affect my right to vote on subadvisory agreements?

               If Proposal 3 is approved for the Fund and if the Board and the Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring such subadviser(s) for the Fund, assuming that the conditions of the Order are met.  Rather, the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

               The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders of the Fund approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 3?

               Before the Fund may operate under the Manager of Managers Structure in reliance on the Order, Proposal 3 must be approved by shareholders of the Fund by a 1940 Act Vote.

               If Proposal 3 is not approved by the Fund’s shareholders, then the Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing the Fund to experience delay and incur expenses in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:       TO ELECT A BOARD OF TRUSTEES

How are nominees for Trustees selected?

The Board has a Nominating Committee consisting of Harris J. Ashton, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson, each of whom is an Independent Trustee.  Trustees who are interested persons of the Trust are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as trustees for the Trust and recommending such candidates:  (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Investment Manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee (the “Charter”). A copy of the Charter is attached to this proxy statement as Exhibit A.

Who are the nominees for Trustees?

               The nominees proposed for election to the Board (each a “Nominee” and together, the “Nominees”) are:

Nominees for Independent Trustee:

Harris J. Ashton*

Ann Torre Bates

Frank J. Crothers

Edith E. Holiday*

J. Michael Luttig*

David W. Niemiec

Frank A. Olson*

Larry D. Thompson*

Constantine D. Tseretopoulos

Robert E. Wade

Nominees for Interested Trustee:

Rupert H. Johnson, Jr.*

Gregory E. Johnson*

________________________________________

* Nominee currently serves as a Trustee of the Trust.

               Seven of the twelve Nominees are existing members of the Board that currently oversees the Trust and the Fund.  Ten of the twelve Nominees are or would be Independent Trustees, and all of the Nominees are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.  If elected, each Nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation or removal.

The Interested Trustees hold director and/or officer positions with, or are principal stockholders of, Resources and its affiliates.  Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately [____]% of its outstanding shares as of [     ], 2016. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies.  Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board and Trustee of the Trust, is the uncle of Gregory E. Johnson, a Trustee of the Trust. There are no other family relationships among the Trustees or Nominees.

Each Nominee currently is available and has consented to serve if elected. If any of the Nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as trustees.

Information about the Nominees appears below, including information on the business activities of the Nominees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The Board believes that the specific background of each Nominee evidences such ability and is appropriate to his or her serving on the Board. As indicated, Harris J. Ashton and Frank A. Olson have each served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; David W. Niemiec has been a chief financial officer of a major corporation; Ann Torre Bates has served as chief financial officer of a major corporation and as a board member of a number of public companies; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Listed below with the business activities of the Nominees are their names and years of birth, their positions and length of service with the Trust and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee or will oversee if Proposal 4 is approved.

Nominees for Independent Trustee

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen or to be Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	145	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Nominee	Not Applicable	41

Navient Corporation (loan management, servicing and asset recovery) (2014-present), Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010) and SLM Corporation (Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Nominee	Not Applicable	24	Fortis, Inc. (utility holding company) (2007-present) and AML Foods Limited (retail distributors) (1989-present).

Principal Occupation During at Least the Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	145

Hess Corporation (exploration and refining of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Nominee	Not Applicable	41	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	145	Hess Corporation (exploration and refining of oil and gas) (1998-2013).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	145

The Southern Company (energy company) (2014-present; previously 2010-2012); Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Nominee	Not Applicable	24	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Nominee	Not Applicable	41	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.

Nominees for Interested Trustee
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen or to be Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	162	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	145	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

*         We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common or affiliated underwriter.

**      Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a trust’s board of trustees. Rupert H. Johnson, Jr. is considered an interested person of the Trust due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Investment Manager. Gregory E. Johnson is considered an interested person of the Trust due to his position as an officer, director and shareholder of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Nominees are currently or would be Independent Trustees.

How often do the Trustees meet and what are Trustees paid?

The role of the Trustees is to provide general oversight of the Trust’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Board anticipates meeting at least five times during the current fiscal year to review the operations of the Trust and the Fund’s investment performance, and will meet more frequently as necessary.  The Trustees also oversee the services furnished to the Fund by the Investment Manager and various other service providers.

Each Nominee for Trustee currently in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board during the most recent fiscal year. During the fiscal year ended October 31, 2015, there were five meetings of the Board, four meetings of the Audit Committee, and one meeting of the Nominating Committee.  The Trust does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. The Trust did not hold, and was not required to hold, an annual meeting at which Trustees were elected during its last fiscal year.

The Independent Trustees constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each Independent Trustee currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid to Independent Trustees for attendance at specially held Board meetings. The Trust’s Lead Independent Trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Independent Trustees who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. The Chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Audit Committee are not separately compensated for any Committee meeting held on the day of a regularly scheduled Board meeting.

Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings and are paid by each fund in Franklin Templeton Investments for which they serve as director or trustee.  The Interested Trustees and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Trustees. No pension or retirement benefits are accrued as part of Fund expenses.

Each Nominee also serves as a director or trustee of other Franklin Templeton Investments funds, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable independent trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

The table below indicates the total fees paid to each Nominee for Independent Trustee by the Trust individually, if applicable, and by all of the funds in the Franklin Templeton Investments fund complex.

Nominee for Independent Trustee	Aggregate Compensation from the Trust(1)	Total Compensation from Franklin Templeton Investments Fund Complex(2)	Number of Boards within Franklin Templeton Investments Fund Complex on which Nominee Serves(3)
Harris J. Ashton	$968	$493,000	40
Ann Torre Bates(4)	N/A	501,679	17
Frank J. Crothers	N/A	201,000	13
Edith E. Holiday	992	534,000	40
J. Michael Luttig	992	507,000	40
David W. Niemiec	N/A	469,766	17
Frank A. Olson	968	493,000	40
Larry D. Thompson	992	507,000	40
Constantine D. Tseretopoulos	N/A	206,000	13
Robert E. Wade(4)	N/A	580,000	17

(1)     Compensation received for the fiscal year ended October 31, 2015.

(2)     Compensation received for the calendar year ended December 31, 2015.

(3)     We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Investments fund complex currently includes 44 U.S. registered investment companies, with approximately 163 U.S. based funds or series.

(4)     Ms. Bates and Mr. Wade are also independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such funds.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Nominees as of the Record Date:

Nominee for Independent Trustee:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Harris J. Ashton............................	[None]	[Over $100,000]
Ann Torre Bates............................	[None]	[Over $100,000]
Frank J. Crothers..........................	[None]	[Over $100,000]
Edith E. Holiday...........................	[None]	[Over $100,000]
J. Michael Luttig...........................	[None]	[Over $100,000]
David W. Niemiec........................	[None]	[Over $100,000]
Frank A. Olson..............................	[None]	[Over $100,000]
Larry D. Thompson......................	[None]	[Over $100,000]
Constantine D. Tseretopoulos....	[None]	[Over $100,000]
Robert E. Wade.............................	[None]	[Over $100,000]

Nominees for Interested Trustee:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Rupert H. Johnson, Jr...................	[None]	[Over $100,000]
Gregory E. Johnson......................	[None]	[Over $100,000]

There were no purchases or sales of any securities in excess of 1% of any class of outstanding securities of the Investment Manager or any of the Investment Manager’s parents or subsidiaries by any Nominee for election as a Trustee of the Trust since the beginning of the Trust’s most recently completed fiscal year.

Who are the Executive Officers of the Trust?

Officers of the Trust are appointed by and serve at the pleasure of the Board. Listed below for the Executive Officers of the Trust are their names, years of birth and addresses, as well as their positions, length of service with the Trust, and principal occupations during at least the past five years.

Name, Year of Birth and Address[1]	Position	Length of Time Served
Rupert H. Johnson, Jr.[2] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013
Please refer to the “Nominees for Interested Trustee” table above for additional information about Mr. Rupert H. Johnson, Jr.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2012

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President - AML Compliance	Since 2012

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2013

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2015
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Assistant Secretary	Since 2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Note 1: Officer information is current as of the date of this Proxy Statement. It is possible that after this date, information about officers may change.

Note 2: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

What are the Standing Committees of the Board?

               In addition to the Nominating Committee, the Board has a standing Audit Committee.  The Board’s Audit Committee is generally responsible for recommending the selection of the Trust’s independent registered public accounting firm (“independent auditors”), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal controls. The Audit Committee is currently composed of the following Independent Trustees: Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson (Chairman).

               Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $43,128 for the fiscal year ended October 31, 2015 and $42,907 for the fiscal year ended October 31, 2014.

Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Trust that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above for the fiscal years ended October 31, 2015 and 2014.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust and the Fund. For the fiscal years ended October 31, 2015 and 2014, there were no fees paid to PwC for such services.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Trust for tax compliance, tax advice and tax planning (together, “tax services”) for the fiscal years ended October 31, 2015 and 2014.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust and the Fund. For the fiscal years ended October 31, 2015 and 2014, there were no fees paid to PwC for such services.

All Other Fees. The aggregate fees paid to PwC for products and services provided by PwC to the Trust, other than the services reported above, were $0 for the fiscal year ended October 31, 2015 and $87 for the fiscal year ended October 31, 2014.  The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust and the Fund.  The aggregate fees paid to PwC for these services were $490,971 for the fiscal year ended October 31, 2015 and $159,649 for the fiscal year ended October 31, 2014.  The services for which these fees were paid included preparation and review of materials provided to the Board in connection with the investment management contract renewal process and derivatives assessment. Also, such fees included review of system processes related to fixed income securities.

Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services provided by PwC to the Trust, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust were $490,971 for the fiscal year ended October 31, 2015 and $159,736 for the fiscal year ended October 31, 2014. The aggregate non-audit fees for the fiscal year ended October 31, 2015 include the amounts shown under Audit-Related Fees ($0), Tax Fees ($0) and All Other Fees ($490,971) (for services provided to the Investment Manager and its control entities).  The aggregate non-audit fees for the fiscal year ended October 31, 2014 include the amounts shown under Audit-Related Fees ($0), Tax Fees ($0) and All Other Fees ($159,736) (for services provided to the Trust ($87) and services provided to the Investment Manager and its control entities ($159,649)).

The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

What is the Board’s role in risk oversight?

               The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative.  In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Trust and the Fund.

               With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund.  In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk.  To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change.  To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments.  In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

               With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value.  Such reports also include information concerning illiquid securities within the Fund’s portfolio.  The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities.  In addition, the Trust’s Audit Committee reviews valuation procedures and results with the Trust’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

               With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Trust’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks.  As required under SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board.  The Board adopts compliance policies and procedures for the Trust and approves these procedures for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

               The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level.  The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

What is the leadership structure of the Board?

               75% or more of Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Trust’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a lead Independent Trustee. The lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with management with respect to questions and issues raised by the Independent Trustees. The lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed.  It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.  The Trust’s leadership structure will not change if Proposal 4 is approved and the Nominees are elected as trustees of the Trust.

What is the required vote on Proposal 4?

               For Proposal 4, the Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by the shareholders of the Fund, the sole series of the Trust.  This means that the Nominees receiving the largest number of votes will be elected to fill the available positions.

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS

 VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD.

♦  ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager.  Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund’s investment manager. Together, the Investment Manager and its affiliates manage, as of February 29, 2016, over $714 billion in assets, and have been in the investment management business since 1947.

The Administrator.  Pursuant to an agreement with the Investment Manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative services and facilities for the Fund.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager and the Trust’s principal underwriter. The fee for administrative services provided by FT Services is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the fiscal year ended October 31, 2015, the Investment Manager paid FT Services administrative fees of $224,179 for services provided to the Fund.

FT Services will continue to provide administrative services to the Fund after the Meeting.

The Underwriter.  The principal underwriter for the Trust is Franklin Templeton Distributors, Inc. (“Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906.  As the principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b‑1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

Distributors does not receive compensation from the Trust for acting as the principal underwriter of the Fund’s Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund’s Class A shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares during the fiscal year ended October 31, 2015:

Fiscal Year Ended	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2015	957,899	169,327	1,614

Distributors will continue to act as the principal underwriter for the Trust after the Meeting.

The Transfer Agent.  The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.  FTIS received the following fees in connection with its services as transfer agent and shareholder servicing agent for the Trust during the fiscal year ended October 31, 2015:

Amount	Fiscal Year Ended
$ 253,698	October 31, 2015

FTIS will continue to act as the transfer agent and shareholder servicing agent for the Fund after the Meeting.

The Custodian.  The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Other Matters.  The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call (800) DIAL BEN ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151.

Outstanding Shares and Principal Shareholders.  The outstanding shares and classes of the Fund as of the Record Date are set forth in Exhibit B.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund as of the Record Date are set forth in Exhibit C. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund.  To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

[As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.]

Contacting the Board.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices as follows: (before the Meeting) – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; (after the Meeting, if the Nominees are elected) – 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Secretary.  The correspondence will be given to the Board for review and consideration.

♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board.  Boston Financial Data Services (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $[32,000], including expenses.  The cost of soliciting proxies, including the fees of the Solicitor, will be allocated as follows: 50% of the solicitation costs will be borne by the Investment Manager and 50% of the solicitation costs will be borne by the Fund.  Franklin Templeton Investments and the Trust also will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of the Trust, and regular employees and agents of the Investment Manager or its affiliates involved in the solicitation of proxies are not reimbursed.  As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with the proxy statement by mail, via the Internet (if eligible), or by attending in person.

Voting by Broker-Dealers.  The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that broker-dealers may only vote on Proposal 4 - To elect a Board of Trustees, on behalf of the broker-dealer firms’ customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum.  The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals.  The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee has voted such shares in their discretion on Proposal 4, but (iii) the broker or nominee does not have discretionary voting power on other matters), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals that require a 1940 Act Vote, but will not have an effect on Proposal 4, which requires a plurality of votes cast for approval.

Adjournment.  The Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals.  The Trust is not required and does not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders of the Fund should send his or her written proposal to the Trust’s offices: (before the Meeting) – One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; (after the Meeting, if the Nominees are elected) – 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Secretary, so that it is received within a reasonable time before the Trust begins to print and send its proxy materials for such meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Trust’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Board of Trustees,

Karen L. Skidmore

Vice President and Secretary

[__________], 2016

Exhibit A

NOMINATING COMMITTEE CHARTER

I.            The Committee.

    The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of “independent members.”  For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.         Board Nominations and Functions.

1.      The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board.  The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial or family relationships with investment managers or service providers.

2.      The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.      The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.      The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.  The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.       Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.        Other Powers and Responsibilities.

1.      The Committee shall meet at least once each year or more frequently in open or executive sessions.  The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.      The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

A-1

4.      A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.  In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.      The Committee shall review this Charter at least annually and recommend any changes to the full Board.

A-2

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Exhibit B

OUTSTANDING SHARES AND CLASSES OF THE FUND AS OF THE RECORD DATE (APRIL 11, 2016)

Fund Name/Class	Number of Outstanding Shares
TEMPLETON HARD CURRENCY FUND Class A Shares Advisor Class Shares	[_______] [_______]

B-1

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Exhibit C

PRINCIPAL HOLDERS OF FUND SHARES AS OF THE RECORD DATE (APRIL 11, 2016)

As of the Record Date, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
TEMPLETON HARD CURRENCY FUND
Class A Shares

Advisor Class Shares

C-1

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[__] PROXY [03/16]

PROXY TABULATOR                                                  EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PO BOX 55909

BOSTON, MA 02205-5909

Vote by Internet

Please go to the electronic voting site at

[_________]. Follow the on-line instructions.  If you vote by internet, you do not have to return your Ballot.

Vote by Telephone

Please call us toll-free at [_________], and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

Vote by Mail

Mark, sign and date your Ballot and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY                                                                                                                                                                                    PROXY

TEMPLETON HARD CURRENCY FUND

a series of Franklin Templeton Global Trust

SPECIAL MEETING OF SHAREHOLDERS

July 29, 2016

The undersigned hereby revokes all previous proxies for his/her shares of the Templeton Hard Currency Fund (the “Fund”) and appoints Craig S. Tyle, Alison E. Baur, Steven J. Gray, Karen L. Skidmore and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906, at 2:00 p.m., Pacific time on July 29, 2016 including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Franklin Templeton Global Trust on behalf of the Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR Proposal 1, Proposal 2, Proposal 3 and Proposal 4.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

Note:  Please sign exactly as your name appears on the proxy.                          ___________________________________

 If signing for estates, trusts or corporations, your title or capacity    Signature

 should be stated.  If shares are held jointly, one or more joint                           ___________________________________

 owners should sign personally.                                                                Signature (if held jointly)

               ___________________________________

               Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 29, 2016

The Proxy Statement for this Meeting is available at: [___________]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR  EACH PROPOSAL.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen.  [X]

	FOR	AGAINST	ABSTAIN
1. To approve modifications to the Fund’s current fundamental investment goal.	☐	☐	☐
2. To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.	☐	☐	☐
3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.	☐	☐	☐
4. To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

01  Harris J. Ashton          07  Frank A. Olson

02  Ann Torre Bates          08  Larry D. Thompson

03  Frank J. Crothers        09  Constantine D. Tseretopoulos

04  Edith E. Holiday         10  Robert E. Wade

05  J. Michael Luttig         11  Gregory E. Johnson

06  David W. Niemiec      12  Rupert H. Johnson, Jr.

	☐	☐	☐

(Instruction: To withhold authority to vote for any nominee(s), mark the FOR ALL EXCEPT box and write name(s) of such nominee above.)

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.